                                                                  EXHIBIT 10.16

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



                               SECOND AMENDMENT TO
               TRAVEL SERVICES ADVERTISING AND PROMOTION AGREEMENT


         This SECOND AMENDMENT TO THE TRAVEL SERVICES ADVERTISING AND PROMOTION AGREEMENT (the `Second Amendment') dated as of October 1, 1999 (the "Second Amendment Effective Date") is made and entered into between Yahoo! Inc, a Delaware corporation ("Yahoo!") and SABRE Interactive ("SI"), a division of Sabre Inc. (formerly, The SABRE Group, Inc.), a Delaware corporation. Yahoo! and SI may be referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

A. Yahoo! and SI entered into the Travel Services Advertising and Promotion Agreement, dated as of June 30, 1997 (the "Agreement"); and

B. The Agreement was mended by the Parties pursuant to the First Amendment to Travel Services Advertising and Promotion Agreement dated November, 1998 (the "First Amendment"); and

C. The Parties desire to make various changes to the Agreement, including, without limitation, extending the Term of the Agreement for an additional two years, and the Parties are entering into this Amendment to document such changes to the Agreement.

                                    AGREEMENT

         In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree to amend the Agreement as set forth below:

SECTION 1.        DEFINITIONS.

1.1 Defined Terms. Terms used in this Second Amendment but not defined herein shall have the meaning given them in the Agreement and First Amendment.

SECTION 2.        AMENDMENTS.

2.2      The Agreement is hereby amended as follows:

         (a) Section 1.2 is deleted in its entirety and replaced with the following:

                  "1.2     `Exclusivity Period' means (***) through (***)."

         (b) Section 1.6 is deleted in its entirety and replaced with the following:

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  "1.6 `Yahoo! Travel Page' means the first page located in the travel category on the Yahoo! Site, currently located at http://travel.yahoo.com/travel. A screen image of the Yahoo! Travel Page is attached to this Agreement in Exhibit A.

         (c) Section 4.3 is deleted in its entirety and replaced with the following:

                  "(a) By Yahoo!. Yahoo! shall not display any banner advertisements or other promotional materials on the Co-Branded Pages or the Yahoo! Travel Page for any of the following (***). SI may add additional third parties that (***) to the above lists of (***) and (***) upon giving (***) written notice to Yahoo!; provided that Yahoo! shall be permitted to (***) to any such third party provided that such obligation exists (or would cause Yahoo! to (***) if revoked) as of the date of such notice. It is expressly understood that for the purposes of this Section 4.3(a), third parties that (***) (such as airline, hotel or car rental provider), shall not be considered (***) and Yahoo may provide such third parties advertising services. If the parties do not execute insertion orders for the Advertising Rights SI is obligated to purchase pursuant to Section 5.1 as set forth therein, then, as a non-exclusive remedy, (***). Further, notwithstanding anything to the contrary in this Agreement, under no circumstances shall Yahoo! be restricted from promoting any entity (including, but not limited to, (***)) through (***) on the Yahoo! site.

         (d) Section 5.1 of the Agreement shall be amended by replacing the third and fourth sentences of the first paragraph with the following:

                  "SI will execute Yahoo! insertion orders for Advertising Rights on the Yahoo! Site, based on available inventory, as follows: (i) on or before (***), SI will place an insertion order for (***) for Advertising Rights to be delivered during (***); (ii) on or before (***), SI will place an insertion order for (***) for Advertising Rights to be delivered during (***); and (iii) on or before (***) SI will place an insertion order for (***), for Advertising Rights to be delivered during (***). All such advertisements shall be subject to Yahoo!'s standard terms and conditions as set forth in Exhibit D and Yahoo's standard policies concerning the collection of user data, any of which Yahoo! may modify from time to time in its reasonable discretion upon written notice to SI. In the event of any conflict between the provisions of this Agreement and such standard terms and conditions or any advertising insertion order, (***)."

         (e) Section 6.3 of the Agreement shall be replaced in its entirety with the following:




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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  "Tracking Procedures; Audit Rights. To ensure compliance with the terms of Section 6.1 and 6.2, SI shall establish reasonable mechanisms acceptable to Yahoo! to track, and shall keep reasonably detailed records concerning, Qualified Bookings and the payments due Yahoo! under this Agreement. SI shall provide Yahoo!, within ten (10) days following the end of each month, a report continuing the information set forth in Exhibit G, and such other information related to commission s and payments due and compliance with performance specifications set forth in Exhibits B, E and F under this Agreement as Yahoo! may reasonably request from time to time. Yahoo shall have the right, no more than twice a year and at its own expense, to have a representative inspect and audit all of the accounting and sales books and records of SI which are relevant to the payments set out in Sections 6.1 and 6.2, provided, however, that Yahoo! provides SI with reasonable notice prior to such audit and any such inspection and audit shall be conducted during regular business hours in such a manner as not to interfere with normal business activities. In the event that any audit shall reveal an underpayment of more than five percent (5%) of the amounts due to Yahoo! for any Calendar quarter of the Term, SI shall immediately pay the amount owed with reasonable interest and reimburse Yahoo! for the cost of such audit. Within forty-five (45) after the end of each calendar year of the Term, SI shall furnish Yahoo! a cumulative report, that has been reviewed and certified as accurate by SI's Chief Financial Officer (or an SI officer with similar responsibilities) describing in reasonable detail the calculation of all fees, commissions and payments due to Yahoo! under this Agreement during such year then ended."

         (f) Section 11.1 is deleted in its entirety and replaced with the following:

                  "11.1 Term. This Agreement shall commence upon the Effective Date and continue through December 31, 2002 unless terminated earlier in accordance with Section 11.2 (the "Term").

         (g) Section 12.6 of the Agreement shall be deleted in its entirety and replaced with the following:

                  "12.6 Successors and Assigns. Neither party shall assign its rights or obligations under this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld. Notwithstanding the foregoing, upon written notice to Yahoo! SI shall have the right to assign this Agreement to an affiliate in which SI owns a majority interest or indirectly (e.g., through a holding company) controls. Further, either party may assign this Agreement to an entity who acquires substantially all of the stock or assets of a party to this Agreement; provided that consent will be required in the event that the non-assigning party




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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a direct competitor of the non-assigning party;' provided that, such consent may not be unreasonably withheld or delayed.

         (h) Exhibit E of the Agreement is deleted in its entirety and replaced with "Exhibit E" as attached to this Second Amendment.

         (i) Exhibit F of the Agreement is deleted in its entirety and replaced with "Exhibit F" as attached to this Second Amendment.

         (j) Exhibit H, Section 3 shall be deleted in its entirety and replaced with the following:

                  "3       2000-2002 Payments

                           In the event that this Agreement remains in effect
                  and Yahoo (***) in the year 2000 through 2002, the parties shall apply the above formulae, in a consistent manner, to SI's monthly payments as determined by the parties in accordance with the terms of this Agreement."

                            [signature page follows]



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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the Parties have each caused this Second Amendment to be signed and delivered by its duly authorized officers, all as of the Second Amendment Effective Date.


YAHOO! INC.                         SABRE INTERACTIVE, a division of Sabre Inc.



By: /s/ Ellen F. Siminoff           By: /s/ Terrell Jones
    ------------------------          -----------------------------------------
Name: Ellen F. Siminoff             Name: Terrell Jones
     -----------------------             --------------------------------------
Title: V.P.                         Title: President, Travelocity.com
      ----------------------              -------------------------------------





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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT E

                                    PAYMENTS

Month                                         Fee                                   Payment Due Date
-----                                         -------                               -----------------------------
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               On or before the (***) of each
                                                                                    applicable(***)
(***)                                         $ (***)                               On or before the (***)of each
                                                                                    applicable (***)
(***)                                         $ (***)                               On or before the (***) of each
                                                                                    applicable (***)
(***)                                         $ (***)                               On or before the (***) of each
                                                                                    applicable (***)
(***)                                         $ (***)                               On or before the (***) of each
                                                                                    applicable (***)

For the period running from (***) through (***) and (***), in addition to the amounts provided above and elsewhere in this Agreement, SI will pay Yahoo! additional fees for Qualified Bookings as set forth below:

Number of Qualified Bookings                        2001                              2002
----------------------------                        ----                              ----
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)
(***)                                               (***)                             (***)

The additional fees set forth above shall be paid within (***) of the (***) in which the Qualified Bookings thresholds are achieved as identified above. The number of Qualified Bookings achieved shall (***) (e.g, during the year 2001, SI shall pay Yahoo!: (i) (***) within (***) following the end of the (***) in which the (***) Qualified Booking threshold is reached, and (ii) an additional (***) (for a total of (***)) within (***) following the end of the (***) in which the (***) additional Qualified Bookings are achieved (for a total of (***) Qualified Bookings), etc.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT F

                                   COMMISSIONS

F-1      Commissions for (***):

         Net SI Commission                     Commission to Yahoo!
         -----------------                     --------------------
         (***)                                 (***)
         (***)                                 (***)
         (***)                                 (***)

         Commissions for (***) through (***) shall be calculated on a (***) basis, beginning on the Effective Date and continuing through (***). (***) payments by SI shall not (***) the Net SI commissions. As an illustrative example, if Net SI Commissions from Qualified Bookings are (***) in August 1997, (***) in September 1997, (***) in October 1997
         and (***) in November 1997, SI would make the following payments to Yahoo!: (1) (***) for the (***) ending (***); and (2) (***) for the
         (***) ending (***).

F-2      Commissions for (***):

         Net SI Commission                     Commission to Yahoo!
         -----------------                     --------------------
         (***)                                 (***)
         (***)                                 (***)

         Commissions for (***) through (***) shall be calculated on a (***) basis, beginning on (***) and continuing through (***). (***) payments by SI shall not (***) the Net SI Commission.

F-3      Commissions for (***):

         Net SI Commission                     Commission to Yahoo!
         -----------------                     --------------------
         (***)                                 (***)
         (***)                                 (***)

         Commissions for (***) through (***) shall be calculated on a (***) basis, beginning on (***) and continuing through (***). (***) payments by SI shall not (***) the Net SI Commission.





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